March 28, 2005

Peggy Kim
Division of Corporate Finance
Securities and Exchange Commission
Mail Stop 0409
450 Fifth Street, N.W.
Washington, D.C. 20549-0306

Re:	Heartland Payment Systems, Inc. Registration Statement on Form S-1 (333-118073)

Dear Ms. Kim:

        On behalf of our client, Heartland Payment Systems, Inc. (the "Company"), we are filing herewith Amendment No. 1 ("Amendment No. 1") to the Company's Registration Statement on Form S-1 (File No. 333-118073) (the "Registration Statement").

        Amendment No. 1 includes revisions updating certain information and in response to the written comments received from the Staff of the Commission (the "Staff") on September 9, 2004 (the "Comment Letter"). The Company's responses to the Staff's Comment Letter are set forth below. For convenience, copies of Amendment No. 1 marked to show changes from the draft submitted to the Staff on August 10, 2004 are also being provided to the examiners. The Staff's comments are reprinted below followed by the Company's responses. Page references in response to the Staff's comments correspond to the page numbers in the marked copy of Amendment No. 1.

General

1.
We note that your CEO, Robert Carr, was recently interviewed by the Princeton Business Journal. See "From the Heartland," dated June 29, 2004. We note that in this interview, Mr. Carr offered specific projections, including expanding your coverage into 1,500 new territories, increasing market share and growing from a base of $20 billion to more than $100 billion in annual processing volume "in the next few years." Please supplementally tell us why you believe these statements by your CEO would not inappropriately condition the market for your initial public offering. Refer to SEC Release No. 5180.

        The Company supplementally advises the Staff that it believes that the statements which appeared in Robert Carr's interview with the Princeton Business Journal did not have the effect of conditioning the market for several reasons. First, the interview was not initiated by the Company or Robert Carr but instead resulted from Mr. Carr being selected by Ernst & Young LLP as a New Jersey Entrepreneur of the Year for 2004 in the category of financial services. Second, the statements you refer to were not made by Mr. Carr in an interview but rather were made on April 1, 2004 as written responses to a questionnaire from Ernst & Young LLP. The questionnaire was part of the process that Ernst & Young LLP used to choose the winner of the award. While we understand that the intent in making these statements is not necessarily determinative of their effect, we believe it is important to note that the interview was not initiated by the Company or Mr. Carr and the statements were in fact made as part of the process to win the award and not to condition the market. Third, the Princeton Business Journal has an extremely limited circulation. According to Ulrich's Periodical Directory and Gale Directory of Publications and Broadcast Media, the circulation of the Princeton Packet (the publication which includes the Princeton Business Journal) is approximately 13,500 people. We believe that the limited exposure of this interview is also more than sufficient to eliminate any concern that the market has been conditioned. Finally, and most importantly, the interview referred to was published on June 29, 2004. As of today's date, preliminary prospectuses have neither been printed nor circulated, marketing of the offering has not commenced and marketing is not expected to commence until early to mid-2005. Thus, it is likely that more than nine months from the publication of the interview will have passed before the marketing of this offering will occur, and more than that before the effective date of this offering. We believe that this lengthy time period is more than sufficient to eliminate any concern that the market has been conditioned. The Company is not aware of any market activity that would suggest that the investing public is conditioned to be receptive to this initial public offering and therefore, for all of the reasons we mentioned, we believe that the interview has not inappropriately conditioned the market for this initial public offering.

2.
Please tell us whether KeyBank Capital Markets constitutes a "Qualified Independent Underwriter" pursuant to Section 2720 of the By-Laws of the NASD. Supplementally confirm that (1) the NASD has been contacted regarding KeyBank's involvement, and (2) the NASD has expressed no objection. Please provide us with all correspondence between the NASD and KeyBanc as it relates to this offering.

        The Company respectfully advises the Staff that the Company is not a subsidiary of KeyBank and, as currently contemplated, the use of $2.9 million of proceeds to repay outstanding indebtedness to KeyBank will not constitute 10% or more of the total proceeds the Company will receive in the proposed offering. The Company further advises the Staff that even if the size of the proposed transaction is downsized and the repayment of the KeyBank loans is 10% or more of the Company's total proceeds, Citigroup as well as the other underwriters, Credit Suisse First Boston, Robert W. Baird & Co. Incorporated and William Blair & Company, L.L.C., could serve as Qualified Independent Underwriters pursuant to Section 2720 of the By-Laws of the NASD.

3.
We note your use of "NM" throughout the prospectus. Please revise to include the relevant information.

        The Company has revised the prospectus to eliminate the use of "NM."

4.
Please fill in or provide supplementally all remaining uncompleted information in the next amendment, other than pricing information that you have omitted pursuant to Rule 430A. We may have further comments based on the revised materials. For example, we note the blanks on page 14 and 15.

        The Company has filled in the remaining uncompleted information to the extent available.

5.
Please remove the reference to "sole book runner" from the back page and page 83 of your prospectus. The information is not material to investors.

        The reference to "sole book runner" from the back page and page 78 of the prospectus has been removed.

6.
Please limit your use of the term "partner" to companies with which you have an agreement in place to share profits and losses. See, e.g., page 55.

        The Company has deleted references to the term "partner" from the prospectus.

7.
Supplementally, please provide us with any gatefold information such as pictures, graphics or artwork that will be used in the prospectus.

        A copy of the gatefold information that will be used in the prospectus is attached hereto as Appendix 1.

Table of Contents, page i

8.
Please revise to delete the disclaimer language in the last sentence in the first paragraph.

        The last sentence in the first paragraph has been revised to delete the disclaimer language.

Summary, page 1

9.
We note that in the introductory paragraph you state that the summary highlights "selected information." Please revise to clarify that the summary includes material information.

        The introductory paragraph has been revised to clarify that the summary includes material information.

10.
The Summary should provide investors with a clear, concise and coherent "snapshot" description of the most significant aspects of the offering. We note that much of the information in the Summary, including your discussion of competitive strengths and strategy, is repeated in the body of the prospectus, particularly within your Business section. Please revise the prospectus to delete repetitive disclosure and to provide a brief overview of only the most salient aspects of the transaction. Please see Item 503(a) of Regulation S-K.

        The prospectus has been revised to delete repetitive disclosure.

11.
As appropriate, please apply comments to your summary to other parts of your prospectus, especially the overview of your MD&A and the first parts of your business section.

        The prospectus has been revised to delete repetitive disclosure.

Our Business, page 1

12.
We note your reliance, here and elsewhere, on information contained in The Nilson Report. Supplementally, please provide us with a copy of this report and tell us whether the report was prepared for or sponsored by you. Please highlight the portions of the report that you cite or refer to in the prospectus.

        A copy of The Nilson Report is attached hereto as Appendix 2. The Nilson Report is an independent publisher of a biweekly newsletter on the credit card industry. It is owned by HSN Consultants Inc. The ranking in question has been prepared by The Nilson Report for at least the last decade and was not prepared for or sponsored by the Company.

13.
Where you refer to yourself as a "leading" provider of bank card payment processing services, please revise to clarify how you are measuring yourself. If your statement is based on information contained in The Nilson Report, please revise to state this. If it is based on some other source, please revise to disclose the source and provide us with supporting materials on a supplemental basis.

        The Company has deleted the word "leading" in response to this comment.

14.
We note that you disclose estimated 2004 processing volume and actual 2003 transactions processed. To avoid confusion and to enhance comparability, please do not mix figures from different time periods. In addition, please revise to quantify your historical net losses, as disclosed on page 14.

        The Company has deleted the number of transactions processed in 2003 to avoid confusion. In addition, the Company has quantified its historical net losses on page 2 of the prospectus.

15.
Please use a term other than "organic" to refer to your internal growth. Refer to Rule 421 (d) of Reg. C.

        The requested revision has been made.

16.
We note that you maintain "high" standards of creditworthiness for your merchants. Please explain briefly what makes your standards "high."

        The Company has revised the language on page 1 of the prospectus in response to this comment.

17.
Please revise to quantify the multi-year contracts and minimum volume commitments.

        The Company has revised the language on page 1 of the prospectus in response to this comment, and respectfully notes that that minimum volume commitments are determined on a merchant-by-merchant basis, and so cannot be quantified in the aggregate.

18.
Please revise to identify the third parties on whom you rely.

        The Company has identified the third party on whom it primarily relies on page 2 of the prospectus.

Our Competitive Strengths, page 3

19.
In order to present a fair and balanced picture of your business, please include a section addressing your competitive weaknesses. This section should address the key risks you face and your competitive challenges and should be at least as detailed as the discussion of your strengths.

        The Company has included a section addressing its competitive weaknesses on page 3 of the prospectus.

20.
Please revise your use of industry jargon or vague terms including "systems," "distributed application architecture," and "business procedures."

        The Company has revised its use of industry jargon or vague terms in response to this comment.

History, page 5

21.
Please revise this section to include your merger with Uhle and Associates, LLC. See Exhibit 2.2. Also, please disclose when you acquired your interests in Heartland Payroll Company and Credit Card Software Systems, Inc., and revise your disclosure to clarify whether CCSS is a newly formed entity or acquired from a third party. Refer to Item 101 (a) of Reg. S-K.

        The requested revisions have been made to page 4 of the prospectus.

Risk Factors

22.
Please eliminate all cross references from your risk factors. See, e.g., pages 15-16. Instead, include all material information in the risk factors.

        The Company has eliminated the use of cross references from the risk factors.

23.
Where appropriate, please discuss the following risks or explain supplementally why they are not material:

•
risk related to merchant attrition. See page 22;

        The Company respectfully refers the Staff to the risk factor entitled "Increased merchant attrition that we cannot anticipate or offset with increased processing volume or new accounts would cause our revenues to decline" on page 9 of the prospectus.

  •
  risk related to your reliance on an expanding market for electronic payments and your own need to expand your share of this market;

        The Company has referred to the risk related to its reliance on an expanding market for electronic payments and its ability to expand its share of this market in the first risk factor on page 8 of the prospectus.

  •
  risk related to continued consolidation in the banking industry;

        The Company respectfully advises the Staff that it does not believe that consolidation in the banking industry would pose a risk to its business.

  •
  risk related to collection of your monthly receivables. If true, please explain why they are higher than those of your competitors and discuss any risk of collection due to system disruption;

        The requested disclosure has been made to the second paragraph of the risk factor entitled "We have faced, and will in the future face, merchant fraud..." on page 9 of the prospectus.

  •
  risk related to the geographic concentration of your merchants, as disclosed on page 52; and

        The Company has added the risk factor entitled "Adverse conditions in markets in which we obtain a substantial amount of our processing volume..." on page 11 in response to this comment.

  •
  risk related to future buyouts and your use of atypical accounting estimates, including signup bonuses and accrued commission liability. See pages 23-24.

        The Company respectfully advises that the Staff that it does not believe that it faces a material risk related to future buyouts. Although the Company pays signing bonuses and commissions approximating 92% of the gross margin generated from a merchant in its first year, if the merchant were to stop processing with the Company, the Company would be able to recover the following amount of any signing bonuses previously paid:

    •
    100% if the merchant stops processing in the first 6 months;

    •
    75% if the merchant stops processing in months 7 through 9; and

    •
    50% if the merchant stops processing in months 10 through 12.

        As a result, the Company typically generates a modest profit on merchants that stop processing, even in the first year. With respect to the accrued buyout liability, which the Office of the Chief Accountant has agreed should represent the full buyout cost at any statement date, the Company respectfully advises the Staff that the balance sheet fully reflects the potential cost of such buyouts, and so quantifies all known risks of this liability. In addition, neither the deferred acquisition cost asset included in the financial statements in Amendment No. 1 nor the accrued buyout liability include any significant estimates, as the Company is multiplying the actual margins generated by the merchant by the contractual buyout multiple.

Risks Relating to Our Business, page 9

The payment-processing industry is highly competitive..., page 9

24.
Please disclose the total purchase volume of all card acquirers.

        The requested disclosure has been added to this risk factor.

25.
Please revise to identify your major competitors.

        The requested revision has been made to this risk factor.

We are subject to the business cycles and credit risk of our merchants..., page 9

26.
Please describe briefly your fixed and semi-fixed costs. Please discuss risk related to your reliance on any particular merchants or classes of merchants. We note, in this regard, that restaurants have historically high failure rates. Also, please revise to include a direct reference to the risk related to a decrease in consumer spending.

        The requested revision has been made to this risk factor.

We have faced, and will in the future face, merchant fraud, which could have an adverse effect on our operating results and financial condition, page 10

27.
Please describe your past experiences with merchant fraud. For example, we note your exposure to transactions originating from the Internet, including, but not limited to, websites offering adult entertainment. For example, see "Porn in the USA," River Front Times, dated November 29, 2000.

        The requested revision has been made to this risk factor. The Company respectfully informs the Staff that it stopped processing for adult entertainment merchants in 1999 and such merchants have been in its "prohibited" underwriting classification since then.

We rely on a bank sponsor..., page 10

28.
Please describe briefly the key "requirements" imposed on you by the bank card associations and disclose what might cause you or your sponsor to fail to comply with them.

        A description of what might cause the Company or its bank sponsor to fail to comply with such requirements has been added to this risk factor in response to the Staff's comment.

Current or future bank card..., page 11

29.
Please describe in more detail how you compete with banks and issuers who could influence your association status.

        The Company has described in more detail how it competes with banks and issuers who could influence its treatment by the associations.

Our systems and our third party providers' systems...., page 11

30.
Please disclose whether your merchants have the right to terminate their agreements with you in the event of system disruptions.

        The requested disclosure has been added to this risk factor.

We rely on other payment processors..., page 11

31.
Please describe in more detail how you compete with your service providers.

        A more detailed description of how the Company competes with its service providers has been added to this risk factor.

If we lose key personnel.... page 12

32.
Please identify your key personnel.

        The Company has identified its key personnel in response to this comment.

If we are unable to attract and retain qualified sales people... page 12

33.
We note that you intend to "significantly" increase the size of your commission-based sales force. Please discuss, if applicable, the risk of market saturation and any impact on your ability to attract and retain qualified salespeople. Also, discuss any other reasons you might find it difficult to attract and retain qualified salespeople. For instance, is there a high demand for qualified workers in your industry?

        The Company respectfully advises the Staff that it intends to hire new salespeople in territories that have sufficient prospective merchants to allow a salesperson to generate reasonable compensation for themselves (if they prove themselves capable). The Company therefore does not foresee a risk of market saturation. In addition, the Company has not found it difficult to attract and retain qualified salespeople and does not anticipate that it will face such difficulties in the future. Consequently, the Company has not modified this risk factor.

If we cannot pass increases in bank card association interchange fees..., page 12

34.
Please quantify increases in interchange and association fees since you started your business.

        The Company respectfully advises the Staff that each of Visa and MasterCard have typically made changes to some, but not all, of their many interchange categories every six to twelve months, so that changes in the interchange and association fees are not subject to quantification. In addition, entirely new interchange categories that target particular users and new products have been created by the Associations every few years. The effect of any one of those changes on the Company's merchants could be significant, or could have no impact at all. In addition, any impact on a merchant would change if such merchant altered its processing methods (for example, transitioned from paper to electronic transmission of their files). The Company is not aware of any source for a summary presentation of changes made by Visa and MasterCard since 1997, but is prepared to share internally generated memos with the Staff describing each change since 2001 and when it occurred if so requested.

We face uncertainty about additional financing..., page 14

35.
Please explain briefly what portfolio equity purchases are and what you mean by "competitive pressures."

        An explanation of what portfolio equity purchases are and what is meant by "competitive pressures" has been added to this risk factor.

Risks Relating to This Offering, page 14

36.
Please revise to discuss the risk that your bank sponsor Key Bank is affiliated with one of your underwriters.

        The Company respectfully advises the Staff that it does not believe that KeyBank's affiliation with one of its underwriters poses a risk to investors. Please also see the Company's response to comment 2.

Our executive officers, directors and principal stockholders..., page 14

37.
Please revise the heading to state the conflict of interest and describe the conflict in the risk factor.

        The requested revision has been made on page 14 of the prospectus.

Provisions in our charter..., page 15

38.
Please give examples of the kinds of rights preferred shares may have that would impede a change in control, such as dividend or supervoting rights.

        An example of the kinds of rights preferred shares may have that would impede a change in control has been added to this risk factor.

Use of Proceeds, page 17

39.
We note that you intend to use a portion of the proceeds to repay debt. Please identify the debt holder and revise to include the information required by Instruction 4 to Item 504 of Regulation S-K.

        The requested revisions have been made.

Selected Historical Consolidated Financial Information and Other Data, page 20

40.
We note from page 21 your inclusion of non-financial data regarding number of active merchants and associated processing volume for each period. If the merchant number includes owned and managed merchants, please clarify. Also, please consider breaking out information on merchants more than one year old to support your calculation of "same store sales" on page 22. Refer to Instruction 2 to Item 301 of Reg. S-K. In the alternative, you may expand discussion in your MD&A to include this information for each relevant period.

        The Company has clarified that the merchant number includes owned and serviced merchants; however, the Company respectfully advises the Staff that with the restatement to eliminate the Certegy sale, less than 0.5% of the merchants in the portfolio are considered to be owned by third parties. As a result, all discussions of results will reflect the owned and serviced portfolio, as the owned portfolio is now not meaningfully different from the total. The Company respectfully advises the Staff that it does not believe that breaking out the number of merchants that are over one year old would be useful to investors in supporting the calculation of same store sales. This is because the same store statistic represents the change in the processed volume of the subset of our merchants who processed with us in the current month, and in the same month a year earlier. The number of such merchants does not clarify the analysis.

Management's Discussion and Analysis, page 22

Overview, page 22

41.
Please describe the costs associated with opening new merchants accounts (including the percentage of first-year gross margin that goes to your salespeople in signup bonuses and commissions) and disclose how long it takes you on average to recoup the cost of opening a new account.

        A description of the costs associated with opening new merchant accounts has been added to page 22 and the time it takes on average to recoup the cost of opening a new account on page 22 of the prospectus.

42.
Please clarify what part of your merchant portfolio is "owned" and "active" and discuss the key differences between owned-active relationships, inactive relationships and those you manage for third parties. Also, please make it clear throughout your MD&A whether you are referring to all merchants, just "active" ones, or "owned active" ones.

        The requested clarification has been made. The Company respectfully advises the Staff that it only counts active merchants—those with transactions processed within the last month—when providing portfolio statistics. Also, as noted in our response to Question 40, all statistics will reflect the total portfolio, as only an insignificant number of accounts are serviced for third party owners.

43.
We note that you intend to increase the size and productivity of your salesforce. Where relevant, please discuss how many salespeople you intend to hire and in what time period. Also, please discuss how you measure productivity and, for each period, actual productivity under these measures.

        The Company respectfully advises the Staff that although it intends to increase the size of its sales force in the coming years, it has not established any specific schedule. The Company's hiring needs will depend on the success of recent hires and the level of attrition in its existing sales force. Productivity is defined by the gross margin generated by the individual salesperson, but aggregated measures for the sales force are not regularly measured, and are not viewed by the Company as very meaningful, as the Company's judgment of a salesperson's productivity is conditioned by the length of time they have sold for the Company, and in any case any change in the number of inexperienced salespeople would change that aggregated productivity measure. The Company also regards its productivity standards as proprietary and subject to change as circumstances require. Finally, as the sales force is commission-only, sales productivity is not very relevant to an investor, rather it is the overall production that is important, for which the Company provides details that it believes exceed the information provided by other companies in its industry.

44.
Please disclose to whom you sold your merchant contracts in 1999, 2000, 2001 and 2002 and whether you were affiliated with the buyer(s). Also, please revise to explain how the investment by Greenhill Capital Partners, LP ("Greenhill"), allowed you to "stabilize" your business.

        The Company has disclosed to whom it transferred or sold merchant contracts in 1999 and 2000 on page 22. It made no sales in 2001 or 2002. The Company was not affiliated with the buyers. The Company has deleted the word "stabilize" in response to this comment.

45.
Please revise to explain how your sales management structure changed in 2002 and how these changes lead to accelerating growth of your sales force. Please also revise to clarify whether your sales force works exclusively for you.

        The requested revision has been made.

46.
We note that you state that you provide "end-to-end electronic payment processing services," but on page 34, you state that you are developing a back-end processing system. Please revise to reconcile this discrepancy.

        The Company respectfully advises the Staff that it provides end-to-end electronic payment processing services to its merchants, but that a significant portion of those services are contracted out to be performed by third parties, such as Vital. In other words, the merchant receives the complete set of card processing services when it contracts with the Company, but some of those services are subcontracted out to third parties by the Company. The Company has been insourcing some of those services, including the HPS Exchange front end, and the creation of the back end represents a continuation of that effort. The Company does not, therefore, believe that there is a discrepancy.

Critical Accounting Policies, page 23

47.
It appears that accounting for stock-based compensation should be considered a critical accounting policy. Therefore, please disclose you accounting policy as it relates to accounting for stock options. In addition, please provide the following disclosures in relation to your valuation of prior stock option grants.

a.
A discussion of the significant factors, assumptions, and methodologies used in determining the fair value.

b.
A discussion of each significant factor contributing to the difference between the fair value as of the date of each grant and each subsequent valuation for all stock options issued within the past twelve months.

c.
The valuation alternative you selected and why you chose not to obtain contemporaneous valuations by valuation specialists at the grant dates.

        The Company has disclosed its accounting policy as it relates to accounting for stock options on page 25 of the prospectus.

Revenue, page 23

48.
Please supplementally provide us with a more detailed analysis than what is provided in the notes and in MD&A supporting your conclusion that revenues should be accounted for on a gross basis. Note that credit risk is only one criterion in EITF 99-19 and carries less weight than many other criteria. Specifically, tell us how you analyzed paragraphs 7 through 13 of EITF 99-19 and how your arrangements differ from your competitors to support different accounting. Please cite terms of your merchant agreements and other agreements, as appropriate.

        The Company supplementally advises the Staff that it believes Example 6 in EITF 99-19 supports its form of gross reporting. While the Company does not report the gross amount of its charges (i.e., the amount of the purchase), it does report the gross amount of its processing revenue of approximately 2.4% of the transactions, consistent with the answers posed in Example 6.

        The Company has evaluated the indicators of gross revenue reporting; however, as its business is slightly different than what it believes the EITF contemplated with this guidance (e.g., a more traditional provision of a good or service), the Company believes the criteria must be carefully evaluated in the context of what services it provides and what products it offers.

        (Paragraph 7) The Company is the primary obligor in the arrangement as it is responsible for providing the payment processing services, including obtaining the authorization for the transaction, managing all customer service issues, funding the interchange that is retained by the issuing bank, and collecting the full discount fees. One of the primary services being provided is the liquidity in the receivable to the merchant, its customer, as opposed to the goods or service provided by the merchant to the end customer, which the Company does not include in its revenue. Upon fulfillment of the transaction for which the Company is responsible, the Company forwards 100% of the funds received to the customer.

        Most of the Company's merchants are charged either a "bundled" rate, with one discount fee for all transactions regardless of interchange level, or "unbundled" rates that divide the interchange categories into different groups, and sets a price for each group. A smaller (though fast-growing) percentage of the Company's customers pay a fixed margin over its interchange costs.

        (Paragraph 8) Similar to others in the financial services industry, the Company does not have inventory. However, since the Company advances the interchange fees it charges to the merchants, it builds up a large payable to its bank sponsor, KeyBank, and a larger receivable from its merchants, which are collected and settled on the first day of the following month. Thus, if all of the Company's merchants went out of business on the last day of a month, its collections on its receivable would be zero (in extremis), while the Company would still owe KeyBank the interchange fees it had advanced to the Company's merchants. While the Company may not have what is traditionally viewed as inventory, it does have the risk of loss of one of the primary services it provides, liquidity in the gross charges (even in excess of the interchange charges) which, at times, may not be able to be mitigated. The Company believes these conditions support its recording revenue at the gross amount.

        (Paragraph 9) The Company, and its individual salespeople, have the latitude to establish price (within economic constraints) for the services provided to the Company's merchant customers. In contrast and similar to EITF 99-19 Example 6, the Company does not have latitude to establish prices for meals or other goods and does not record such revenues.

        (Paragraph 10) The Company does not change the products the merchants customers acquire, however it does provide the service of providing liquidity on transactions to the merchants. While the revenue from the Company's services is deducted from the gross charges of the merchant, the Company does not believe this convention contradicts the supportive elements of this paragraph.

        (Paragraph 11) The Company does not have discretion in supplier selection; this is chosen by the merchant's customer (the card s/he uses) although the Company has discretion on which sponsor bank it associates with (which provides ultimate liquidity to the receivable).

        (Paragraph 12) The Company does not determine certain of the service specifications—the basic card transaction is identical for all competitors in the business—but in a variety of ways surrounding the transaction, including risk and chargeback management procedures, customer service, and information provision, the customer experience of its processing services is different from (the Company hopes better than) that which a merchant would experience with a competitor. The Company believes it determines the nature, type, characteristics, or specifications of the services it provides to its customers.

        (Paragraph 13) The Company does not have physical loss inventory risk as its business model does not typically have inventory or transfer title of goods to facilitate its earning process. Note that the Company does have terminals that merchants rent for processing transactions, where it also may experience losses. However, the Company's risk of loss relates to the receivables it records, which the Company believes is similar to inventory in a traditional manufacturing, retail or shipping environment.

        (Paragraph 14) As noted above, the Company assumes the credit risk for the gross processing transactions (in excess of its recorded revenues) for up to a month. The Company is required to pay its bank sponsor, KeyBank, the amount of the interchange fees advanced by the Company, regardless of whether the Company's merchants pay amounts owed to it. The service is provided at the point of sale (when the merchant processes the transaction) for which the Company subsequently receives payment for its services and has risk of loss while the amount is outstanding.

        The Company has also evaluated the conditions where net revenue reporting would be required and believes its conditions are contrary to such presentation.

        (Paragraph 15) The supplier (which the Company considers to be KeyBank) is not the primary obligor in the arrangement, while the Company is. The merchant owes the Company the processing fees which the Company records as revenue.

        (Paragraph 16) The amount the Company earns is not fixed, yet is contingent on the dollar amount of the transaction the merchant processes. The fees charged are both a percentage of the transaction, and a fixed per-transaction fee (both negotiated merchant-by-merchant). The overall revenue, then, has a direct relationship to the magnitude of the risk of loss for the transaction. As the Company bears the risk of loss for providing the liquidity to the transaction, the Company believes this fee structuring arrangement to be consistent with the risk being absorbed by the Company.

        (Paragraph 17) Similar to above, the Company bears the credit risk of the merchant for the month, as opposed to KeyBank, the Company's supplier. After the month has passed and the Company has been paid, risk of loss to the transaction rests primarily with the consumer's issuing bank (if the cardholder does not pay the obligation) or to the merchant (if the transaction is charged back).

        A major differentiator between the Company and its competitors is that most of the Company's merchants are allowed a monthly discount arrangement, whereas the competitors charge their merchants daily. As a result, the Company's quarterly net revenue less interchange is $38.6 million in the second quarter of 2004, yet its receivables amounted to $56.7 million (of which $50.1 million was discount and other fees due from merchants). The Company believes this would be confusing to a reader of its financial statements, who could reasonably, but incorrectly, conclude that the Company's receivables turnover approximated 2.67 times a year or represented approximately 135 days' sales. The funds and cash flows through the Company's accounts receivable would directly contradict those conclusions. None of the Company's public competitors—even iPayment, which also reports revenues on a gross basis—present their balance sheet in this manner, even though none of them do a significant amount of monthly discounting.

        In sum, the Company believes that the weight of the indicators, as well as the interests of clarity to the investing public, suggests that a gross treatment is more appropriate at this time.

Capitalized Signing Bonuses, page 23

49.
Please disclose the amount of capitalized signing bonus outstanding at the end of each period that still may be subject to adjustment within the first year of the contract. In addition, please quantify what historical adjustments have been in prior periods. Finally, disclose the amount of impairment losses recognized in each period and identify where those amounts are classified in the statements of operations.

        The capitalized signing bonus that is subject to adjustment and the historical adjustments have been added to pages 23 and 24 of the prospectus. The Company respectfully advises the staff that no impairment losses have occurred.

Accrued Commission and Buyout Liability, page 24

50.
Please describe the fixed buyout multiple under your 2001 commission structure. Also, please revise to explain how long commissions may be earned and how the buyout option works.

        The duration of commissions, and a description of the buyout process, have been added to page 24.

        The Company respectfully advises the Staff that it views the specific multiple paid as confidential information for competitive reasons and does not believe that the disclosure of such multiple is relevant to an investor's analysis of the Company.

51.
Please provide readers with a quantitative analysis to demonstrate the sensitivity your estimate may have to changes in assumptions similar to the analysis you have provided in the notes to the financial statements.

        The Company respectfully advises the Staff that as the accrued commission and buyout liability is now measured at its settlement amount within the financial statements, the only estimate employed in the Company's calculation is the estimate that 31% of the non-vested Relationship Managers and sales managers will become vested. A brief sensitivity analysis will be included in the financial statements, but as a significant (5%) change in that assumption only resulted in a change of $200,000, or 0.7%, in the 2004 liability, it does not seem worthy of further discussion here.

52.
Notwithstanding the Office of the Chief Accountant's review of your submission dated August 10, 2004 and the restatement discussed in the letter, we have the following comments regarding the measurement of your accrued commission and buyout liability and related disclosures:

a.
Please supplementally provide us with a rollforward of the liability account for each period included in the filing quantifying payments against the liability, charges for new merchant agreements, and any adjustments to the liability. In addition, include disclosure to provide readers with an indication of how much your estimate and the underlying assumptions have changed in historical periods.

        The Company respectfully advises the staff that the accrued buyout liability is essentially "marked to value" in each period as it is a calculation using the actual margins received in the twelve months prior to the financial statement date and a fixed buyout multiple. Therefore, the only way to calculate a rollforward is by using a "plug" figure to reconcile the ending balance. No estimates have been employed when calculating the settlement amount agreed with the Office of the Chief Accountant, except the estimate that 31% of non-vested Relationship Managers and sales managers will become vested. As that assumption is based on the Company's corporate history since 1997, it has not changed in historical periods.

  b.
  Please supplementally provide us with your basis for assuming a 20% buyout rate. It appears from your disclosure on page F-15 that buyouts in 2003 were significantly less than 20% of the 2002 balance.

        The Company respectfully advises the Staff that the buyout rate is no longer relevant to the calculation.

  c.
  Please supplementally provide us your basis for assuming a 10-year measurement period in calculating you liability. We note in your submission to the Office of the Chief Accountant you believe the average merchant relationship is five years.

        The Company respectfully advises the Staff that the settlement calculation measures the current cost to buy out all vested residuals, and so does not use a measurement period.

  d.
  Please explain your basis for discounting the liability. Tell us why you believe both the timing and amount of future cash flows are fixed or reliably determinable. If the liability is a loss contingency, it appears you should apply paragraph 8 of SFAS 5 and paragraph 3 of FIN 14, which do not contemplate applying discounts. Cite relevant literature as appropriate. In addition, please explain why you chose the double-A corporate bond for your interest rate.

        The Company respectfully advises the Staff that the settlement amount is the undiscounted cost of buying out the vested residuals.

Income Taxes, page 25

53.
Please disclose the factors and assumptions you considered in concluding that a valuation allowance on your deferred tax assets is not necessary. In addition, please revise to explain whether future income will need to increase and at what rate in order for you to utilize the NOL carryforwards. We note from page 31 that you believe all net operating loss will be utilized within two years.

        The Company respectfully notes that it is providing the analysis that was updated in July 2004 to reflect the restated financial statements that were filed in August as Appendix 3 to this letter as supplemental disclosure. The Company does not believe that, given the numerous factors to be considered, and the forecasts that must be used in the analysis, it is appropriate disclosure in the prospectus. Since that analysis was prepared, the Company filed its 2003 tax return, and reported taxable income of $6.4 million, which reduced the NOL to $3.3 million. We have fully utilized that NOL for federal and state purposes in 2004, as we achieved taxable income of $14.9 million for the year.

Components of Revenue and Expenses, page 25

Revenue, page 25

54.
We note that you maintain cash deposits and require letters of credit from "certain" merchants to guard against chargebacks. Please revise to describe how you make this determination. Please also revise to quantify the percentage and describe the types of merchants who are subject to these measures. Further, please quantify these deposits and letters.

        The requested revisions have been made to page 25 of the prospectus. However, the Company cannot quantify any percentages, as they are entirely merchant-specific, and a portion of the deposits are actually specific batches on which the Company has questions (for example, why a large credit has been posted) that require investigation prior to paying the merchant. These amounts will therefore become deposits, but will be paid out within a day or two, once resolved, only to be succeeded by new questionable batches.

55.
We note from page 26 recent increases in interchange fees and association dues. Please quantify these increases and discuss future expectations. Please revise to describe any practical limits on your "policy" of passing these fees along to your merchants.

        Attached as Appendix 4 hereto is a chart showing the April 2004 increases in interchange fees, which impacted 11 of Visa's and 30 of MasterCard's interchange categories. The Company respectfully advises the Staff that, as can be seen by this chart, there were also some reductions, and the Company's merchants would each have a different amount of change, depending on their business size, type and processing method. As a result, there is no way to quantify those changes. The Company is not a member of the associations, and, thus, is not privy to their rationale behind rate changes. The Company knows of no practical limitations on its policy of passing interchange fee changes on to its merchants.

Expenses, page 26

56.
Please supplementally explain to us how residual commission payments included in cost of services on the income statement differs from your accrued commission and buyout liability expense presented separately. It appears that they should be classified together on the income statement.

        The Company supplementally advises the Staff that residual commission payments included in cost of services represent the cash paid to salespeople for current services in the relevant accounting period, which is calculated from the actual gross margin generated by its merchants in that period. Under the accounting agreed upon by the Office of the Chief Accountant, the accrued buyout liability is the current cost of buying out residual commissions. While both represent costs related to the way that the Company conducts its business, the former represents a cash outflow from the business in the relevant accounting period, while the latter is a calculation of the change in the current cost of buyouts which represent future cash outlays. The Company believes that combining these amounts would detract from the usefulness of its financial statements to the readers thereof.

Results of Operations, page 27

57.
We note disclosure that your quarterly net revenue rose primarily due to an expanded salesforce (resulting in a net increase in merchant accounts and concomitant increases in the dollar volume of transactions processed by you and gross processing revenue). You offer a similar explanation of revenue increases from 2002 to 2003 and from 2001 to 2002. We have the following comments:

•
Discussion of your quarterly results appears to focus only on growth in your "owned active merchant accounts" while discussion of your full year results focuses on growth in your "newly installed merchants." Please provide both sets of information for each period. Also, please discuss attrition rates for each period, to present a more complete picture of changes in your merchant base.

        The Company respectfully advises the Staff that as it has not transferred or sold any merchant accounts since 2000, all of its current activities are tied to the growth in its owned accounts; in other words, newly installed merchants will only impact the Company's owned merchant accounts. The serviced portfolios currently total just over 400 merchants and are attriting. The Company believes that the most appropriate measure of attrition is its volume attrition, as that is what drives changes in its revenues. The Company respectfully notes that it has evaluated the disclosure made by competitors and could find no example of where they provided any greater detail than that provided by the Company, which includes its attrition as being less than 1% per month. The Company has, therefore, not included such disclosure.

  •
  Please explain why you believe your expanded salesforce was able to sign up more new merchants in the first quarter of 2004 and in fiscal 2003 (versus 2002 and 2001, where new signups were flat, at 19,700).

    An explanation has been added to page 28 of the prospectus.

  •
  It appears that productivity, measured as a percentage of net revenue generated per agent, fell roughly 5.6% on a quarterly basis from $154,271 in the first quarter of 2003 to $145,495 in the same period this year. You appear to have experienced a more pronounced decline on annual basis, where revenue per agent fell 16% from $671,462 in 2002 to $562,593 in 2003. In light of your plan to increase your salesforce "significantly" in the coming periods, please discuss these results and explain how you expect to enhance productivity—also one of your stated goals—as your salesforce grows.

        The Company respectfully advises that Staff that it believes that reported net revenue is a poor indicator of sales success, as a merchant installed this month will have virtually no impact on net revenues. In other words, "sales" represents new outlets being created, while revenues are generated from merchants that were installed in prior periods. In addition, productivity measured in the aggregate, as noted previously, is misleading as increases in new salespeople, who almost invariably contribute little or nothing to net revenue in the first months of their employment, will inevitably drive net revenue per salesperson statistics downward. The Company's aggressive increase in its sales force consequently drove the reduction in revenue per salesperson but the Company respectfully advises the Staff that it believes such statistic has little meaning. Instead, the Company focuses on the number of salespeople who were meeting specific goals for estimated gross margin installed, and on the number of salespeople who increased their production from prior periods. Trends in these statistics have been very positive over the last year.

  •
  In your discussion of fiscal 2002 revenues, please disclose the number of salespeople you had as of the end of 2001.

        The Company respectfully advises the Staff that the financial information from 2001 has been deleted from the prospectus.

58.
We note from page 25 that you experienced merchant losses related in part to chargebacks and fraud in the amount of $310,969 for the first quarter of 2004. This is more than half the amount of losses you experienced in all of 2003. Please revise to describe whether these losses constitute a trend.

        The Company respectfully advises the Staff that although its first quarter losses were suggestive of a higher loss trend in 2004, its full-year losses of $939,500 represented a loss rate of 0.38 basis points on volume compared with 0.34 basis points in 2003. Given the consistency of the results, no change has been made.

59.
Please describe briefly the nature of the legal settlement referred to on page 29.

  The requested disclosure has been made on page 30 of the prospectus.

60.
Please describe the "change in ownership" referred to on page 31.

        The "change in ownership" referred to the investment by the Greenhill and LLR entities, which for the purposes of Section 382 of the Internal Revenue Code of 1986, as amended, represented an event that could have limited the Company's usage of its NOLs. While such a "change" did occur for Section 382 purposes, it did not limit the Company's usage of its NOLs, so that the reference has been omitted from the prospectus.

61.
We do not understand why a loss equal to 0.5% of revenues is not meaningful but net income at the same percentage is meaningful. Please include percentages for each caption or revise your disclosure to clarify why indicated amounts are not meaningful. Please make conforming changes throughout Management's Discussion and Analysis.

  The Company has included the percentages for each caption.

Years Ended December 31, 2002 and 2003, page 29

Other, net, page 31

62.
Please revise your disclosure to explain the nature of the liability and circumstances resulting in the loss on its extinguishment.

  The requested disclosure has been made on page 32 of the prospectus.

Liquidity and Capital Resources, page 34

63.
Where appropriate, please discuss the cash flow implications of your planned expansion into the non-traditional government and business-to-business markets and the expansion of your existing product line. See page 4.

        The Company's respectfully advises the Staff that its expansion into the non-traditional government and business-to-business markets will have no impact on its cash flow, except to the extent that successful generation of newly installed margin will drive signing bonus and residual payments. These flows will be identical to those associated with any other merchant type.

        The cash flow impact of an expansion of the Company's product line will depend on the way that the Company approaches it. If the Company goes to a third-party provider, as it has in adding gift cards and checks to its product line, its primary expenditures will be in marketing and training, and will be relatively limited. If the Company chooses to offer a product directly, such as it does for Payroll, the costs would likely be higher, perhaps much higher. The Company does not currently have plans to offer any new products directly.

64.
Please discuss future buyouts and how these might impact cash flow.

  A discussion of future buyouts has been added to page 24 of the prospectus.

65.
We note that net outflows from investing activities were due largely to capital expenditures. Please describe these briefly and discuss future expectations.

        A description of such capital expenditures has been added to page 33 along with a discussion of future expectations.

66.
To the extent material, describe any impact or potential impact on your liquidity or capital resources as a result of security interests held by your lenders or covenants or similar restrictions contained in your loan agreements. Please revise to disclose whether you are currently in compliance with all covenants.

        The Company respectfully advised the Staff that the security interests held by its lenders have had no impact on its liquidity and are not expected to in the future. The Company has added disclosure regarding its compliance with all covenants on page 34 of the prospectus.

67.
We note that the Key Bank loan agreement has been amended twice. Please revise to describe why the loan agreement with Key Bank was amended. Please revise to describe whether you have been in compliance to date and whether you have received any waivers. Please also revise to quantify the customary covenants and events of default.

        The requested revisions have been made to pages 33 and 34 of the prospectus.

68.
We note that you state that in 2002 you started investing a portion of the cash balances held at your subsidiary in securities classified as investments. Please revise to describe these securities.

        The requested disclosure has been made on page 33 of the prospectus.

69.
Please describe the terms of each debt instrument, even if repaid during the last three years. We note that you state that in 2003, you repaid $1.0 million of your debt. Please revise to describe the terms of the debt, including, principal, interest rate, term and maturity.

        The requested revisions have been made on pages 33 and 34 of the prospectus.

70.
We note that on January 8, 2004, you redeemed half of the warrants held by one warrant holder. Please revise to describe the term of the outstanding warrants and whether the outstanding warrants will be redeemed at market value.

        The requested disclosure has been made on page 33 of the prospectus.

Business, page 37

71.
We note that on page 9 you state that your competitors that are financial institutions or subsidiaries of financial institutions do not incur the costs associated with being sponsored by a bank for registration and can settle transactions more quickly for their merchants than you can. Please revise to address whether you have considered or are considering acquiring or merging with a financial institution in order to be more competitive in the industry.

        The requested revision has been made to the first risk factor on page 8 and the fourth paragraph under the heading "Business-Competition" on page 57 of the prospectus.

72.
Please revise to delete repetitive disclosure. For example, we note the repetition in the strategy and competitive strengths discussions.

        The Company has revised the business section to delete repetitive disclosure.

73.
Please revise throughout the filing to eliminate the use of the abbreviations such as "THE COMPANY," "POs," "PC," "ISO" and "VAR." If you choose to use a shortened name, then please ensure that its meaning is clear from the context.

        The Company has eliminated the use of abbreviations throughout the prospectus.

74.
Please provide disclosure about your intellectual property rights in addition to the brief reference to your patent applications on page 56. Refer to Item 101(c)(iv) of Reg. S-K. In discussing your patent applications, please describe the nature of the applications and disclose any challenges to them. If you seek a "business process" or similar patent, please make that clear. Also, please make clear whether you have an ongoing right to use the Heartland name and attach any relevant agreement as an exhibit to your registration statement.

        The Company has added disclosure regarding its intellectual property rights on page 57 of the prospectus. The Company is not aware of any challenges to its patent applications. The Company has clarified that it has an ongoing right to use the Heartland name and filed the relevant agreement as an exhibit to Amendment No. 1.

75.
To the extent material, provide disclosure of amounts spent on R&D in the last three fiscal years. Refer to item 101(c)(xi) of Reg. S-K.

        The amount spent on R&D in the last three fiscal years has been added to page 54 of the prospectus.

Overview, page 37

76.
Please revise to include the cost of commissions in your flow chart.

        The cost of commissions would be taken out of the Company's $0.53 in the chart. If the chart were to be revised to include commissions, the Company would need to show other costs as well, such as processing costs and the costs of the service center, as these are applied against the $0.53 before commissions are calculated. These costs change over time (for example, buyouts impact the percentage of margin paid out as commissions) in a way that is difficult and perhaps misleading to generalize. The Company therefore believes that it would be potentially misleading to revise the flow chart.

77.
We note that 32% of your merchants are restaurants. Please revise to include the percentage for each of other industries, including retailers, lodging, automotive repair, convenience and liquor, and professional service providers.

        The requested revision has been made on page 36 of the prospectus.

Growth in Bank Card Transactions, page 39

78.
Please revise to cite independent support for your statements about the sources of increased bank card payment volume. Please supplementally provide us with highlighted copies of any study or report on which you are relying for the statements. Please also provide supplemental support for your assertions at the bottom of page 40, regarding small- and medium-sized merchants, and the top of page 41, regarding the range of services offered by your competitors. Similarly, on page 46, please provide supplemental support for your assertion regarding the profitability of your smaller competitors.

        The Company has cited the independent support for its statements regarding increased bank card payment volume on page 38 of the prospectus. The Company has supplementally provided the Staff with highlighted copies of the relevant portions of the Nilson reports on which it has relied in Appendix 2. In addition, a copy of a report discussing credit card acceptance among government agencies is attached hereto as Appendix 5. The Company has revised the language regarding its assertions regarding small- and medium-sized merchants on page 39 and regarding the profitability of its smaller competitors on page 45 of the prospectus. The Company is supplementally providing the Staff with support regarding the range of services offered by its competitors. Such support has been taken from the websites and Form 10-Ks of its competitors and is attached hereto as Appendix 6.

Strategy, page 44

79.
Please revise to address estimated timelines and costs associated with your strategies, where such information is available.

        The Company respectfully advises the Staff that although it has timelines for specific elements of these strategies (such as introducing check verification), it has not established timelines for any of the general strategies. In addition, the Company believes that detailing those timelines that are available may be misleading to investors as they are not expected to have a meaningful impact on the Company's sales. The Company has made no efforts to identify costs associated with these, except again for certain of the more near-term product introductions.

Services and Products, page 46

80.
Please discuss on page 49 how many merchants you serve under your agreement with third party card acquirers, when the contracts expire and whether you expect to renew them.

        The requested discussion has been added to page 47 of the prospectus.

Sales, page 49

81.
Please revise to include an example illustrating how commissions are calculated and quantifying the payments to sales persons. Please explain what you mean by "processing method." Also, please disclose the "minimum" and "maximum" gross margin objectives informing the fees salespeople are permitted to charge.

        An example of how commissions are calculated has been added to the sales section on page 49 and the reference to "processing method" has been deleted. The Company believes that the minimum and maximum gross margin objectives are highly confidential and that disclosure of such information would be harmful to the Company. It has therefore not disclosed such objectives.

Relationships with Sponsors and Processors

Sponsoring Bank, page 51

82.
Please revise to include examples or describe the events that constitute a material breach under the KeyBank agreement. Further, please describe and quantify all fees payable to KeyBank, including sponsorship fees, loan fees, and termination fees.

        An example of an event that would constitute a material breach under the KeyBank agreement has been added to page 51 of the prospectus. The Company respectfully advises the Staff that it cannot disclose the cost of KeyBank's sponsorship due to the highly confidential nature of this information. Bank sponsorship activities are competitive in nature and KeyBank would be adversely affected by such disclosure.

83.
We note that the parties may terminate the agreement if there is a change in the majority ownership of the other party. Please revise to address whether this initial public offering will trigger Key Bank's right to terminate the agreement.

        The requested revision has been made on page 51 of the prospectus.

84.
Please revise to describe the likelihood that you would be able to secure another sponsor if Key Bank were to terminate the sponsorship agreement.

        The requested revision has been made on page 51 of the prospectus.

85.
Please revise to describe why the contract with FleetBoston was terminated, how you were able to locate Key Bank as a sponsor and when you entered into the agreement with Key Bank.

        The requested revision has been made on page 51 of the prospectus.

Third-Party Processors, page 52

86.
Please revise to describe and quantify all fees payable to third-party processors, including termination fees. Please also describe some examples of material breach under "certain sections of these agreements."

        An example of a material breach has been added to page 51 of the prospectus. The Company believes that disclosure of the specific fees due to third-party processors would be harmful to its business and would benefit its competitors. In addition, the Company's agreements with its third-party processors preclude disclosure of such information. A description of the fees payable to third-party processors has therefore not been added.

Properties, page 58

87.
Please disclose when your leases to these properties expire and whether you have options to renew. Refer to Instruction 1 to Item 102 of Reg. S-K.

        The requested disclosure has been added to page 57 of the prospectus.

Legal Proceedings, page 58

88.
Please confirm supplementally that you are no longer involved in litigation related to your services on behalf of merchants selling pornographic material via the Internet or any actions involving the Federal Trade Commission. We refer you to the September 29, 2000 article published by the Riverfront Times, "Porn in the USA."

        The Company supplementally advises the Staff that it is no longer involved in any litigation related to its services on behalf of merchants selling pornographic material, and it has no involvement with any actions by the FTC.

Management, page 59

89.
Please revise to describe the position held by Mr. Baldwin at Citicorp; we note that he was an "officer." Please describe the type of consulting performed by Mr. Morris in 1999. Please quantify Mr. Palmer's equity stake in Vital Processing Services, if any.

        The requested revisions have been made on page 58 of the prospectus. The Company respectfully advises the Staff that Mr. Palmer does not have an equity stake in Vital Processing Services, Inc.

90.
Please revise to describe the type of business conducted by each company, including First Data Merchant Services Service Center, BuyPass, Financial Earnings Group, LeRoux, Pitts and Associates, Greenhill & Co., Global Signal, EXCO Holdings, BMC Software, DocuCorp International, Analytical Graphics and Emtec. Refer to Item 401(e)(1) of Regulation S-K.

        The requested revisions have been made on pages 58 to 61 of the prospectus.

91.
We note from page 65 that holders seeking to exercise options may issue to you a promissory note for the exercise price. Please disclose the terms of any loans, the amount of outstanding loans to officers, directors and employees, if any, and whether any amounts have exceeded $60,000 in the last three fiscal years.

        The Company respectfully advises the Staff that no such loans have been made.

92.
Please revise to describe on page 66 when stockholder approval would be required for your board to amend the 2000 stock option plan.

        The requested revision has been made on page 65 of the prospectus.

Related Party Transactions, page 72

93.
Please revise to describe the purpose of the loan to Mr. Carr and describe the use of the $2 million loan from Mr. Baldwin.

        The Company respectfully advises the Staff that the disclosures regarding the loan to Mr. Carr and the loan from Mr. Baldwin has been deleted as both events occurred in 2000 and 2001.

94.
We note the March 2003 sale of unregistered securities to Greenhill and LLR Equity Partners, LP by an entity affiliated with your CEO, Carr Holdings, LLC. Supplementally, please tell us the exemption from registration and facts relied upon to make the exemption available. Please also tell us more about this transaction, including why you were "responsible" for paying expenses in connection with this private sale and why you were party to an agreement with Carr Holdings, Greenhill and LLR regarding the voting of the shares sold. Because it appears to be a voting trust agreement, please file the agreement with your next amendment. Refer to Item 601(b)(9) of Regulation S-K.

        The Company supplementally advises the Staff that the March 2003 sale of unregistered securities to the Greenhill and LLR entities by Carr Holdings, L.L.C. was exempt from registration under Sections 4(1)/4(2) of the Securities Act. The facts relied upon to make the exemption available were that the Greenhill and LLR entities were (a) "accredited investors" as such term is defined in Regulation D under the Securities Act and (b) acquiring the securities for an investment and not with a view to the resale or distribution of such securities or any interest therein other than in a transaction that is registered or exempt from registration under the Securities Act. In addition, pursuant to the Securities Purchase Agreement dated as of October 11, 2001 by and among the Company and the several purchasers named therein (the "Securities Purchase Agreement"), such entities received information about the Company which they considered sufficient and appropriate for evaluating a proposed investment in the Company.

        Section 8.05 of the Securities Purchase Agreement required the Company to pay all reasonable out-of-pocket expenses in connection with the March 2003 sale of unregistered securities to the Greenhill and LLR entities. The Company was a party to the Voting Agreement dated as of March 21, 2003 by and among the Company, Carr Holdings, L.L.C., LLR Equity Partners, L.P., LLR Equity Partners Parallel, L.P. and the Greenhill entities referred to on Schedule 1 thereof because the Amended and Restated Shareholders Agreement dated as of October 11, 2001, as amended, by and among the Company and the other persons named therein contained a provision which prohibited the parties thereto from granting any proxies or entering into any voting trust agreements. The Voting Agreement has been filed as Exhibit 9.1 to Amendment No. 1.

95.
We note the July 2003 issuance of an option to Robert Carr to purchase up to l million shares of Series A Senior Convertible Participating Preferred Stock from Greenhill and LLR any time before July 31, 2006. Supplementally, please tell us the exemption from registration and facts relied upon to make the exemption available. Please describe the purpose of the transaction and tell us more about this transaction, including what consideration Mr. Carr provided in exchange for this option. Please provide us with copies of all relevant agreements. Please file the Certificate of Designation for the preferred stock.

        The Company supplementally advises the Staff that the July 2003 issuance of an option to Robert Carr to purchase up to 1 million shares of Series A Convertible Participating Preferred Stock from Greenhill and LLR was exempt from registration under Sections 4(1)/4(2) promulgated under the Securities Act. The facts relied upon for the exemption were that Robert Carr was (a) an "accredited investor" as such term is defined in Regulation D of the Securities Act and (b) acquiring the option, and any shares of stock issued upon exercise thereof, for his own account for investment and not with a view to the resale or distribution thereof or any interest therein and would not transfer the option except in compliance with the Securities Act. The purpose of the transaction was to enable Robert Carr to obtain more equity in the Company (without diluting the other stockholders) thereby giving him a further incentive to work to increase the value of the Company and, in return, the Greenhill and LLR entities would potentially benefit from an increase in the value of the underlying stock.

        A copy of the Option Agreement has been attached hereto as Appendix 7 and the Certificate of Designations, as amended, for the preferred stock has been filed as Exhibit 3.3 to Amendment No. 1.

96.
Please revise to describe the services provided by Mr. Nichols or the reasons for the payments made to him.

        The requested revisions have been made to page 68 of the prospectus.

Principal Stockholders, page 74

97.
Please revise to furnish information as of the most recent practicable date. Refer to Item 403(a) of Regulation S-K.

        The requested revisions have been made to page 69 of the prospectus.

Selling Stockholders, page 76

98.
We note that your selling shareholders are non-natural persons. Please identity all selling shareholders who are registered broker-dealers or affiliates of broker-dealers. Additionally, tell us if the broker-dealer received the securities as underwriting compensation. Please note that a registration statement registering the resale of shares being offered by broker-dealers must identify the broker-dealers as underwriters if the shares were not issued as underwriting compensation.

        The Company respectfully advises the Staff that each of Greenhill Capital Partners, L.P., Greenhill Capital, L.P., Greenhill Capital Partners (Cayman), L.P. and Greenhill Capital Partners (Executives), L.P. (collectively, the "Greenhill Funds") has represented to the Company that (1) it is not a broker-dealer, (2) it is an affiliate of a registered broker-dealer, Greenhill & Co., LLC and (3) it acquired the securities as investments in the ordinary course of business and not as underwriting compensation. In response to the Staff's comment, the Company has added disclosure to the effect that each of the Greenhill Funds is an affiliate of a registered broker-dealer. Please refer to page 71 of the prospectus. The Company also refers the Staff to the Company's response to Comment 99.

99.
If any selling shareholders are affiliates of broker-dealers, please provide an analysis supporting your position that the resale of securities by affiliates of broker-dealers is not an indirect primary offering. Your analysis should address the following points:

•
how long the selling shareholders have held the securities,

•
the circumstances under which the selling shareholders received the securities,

•
the selling shareholders' relationship to the issuer,

  •
  the amount of securities involved,

  •
  whether the sellers are in the business of underwriting securities, and

  •
  whether under all the circumstances it appears that the seller is acting as a conduit for the issuer.

  Assuming the resale of securities by affiliates of broker-dealers is not an indirect primary offering, you must clearly state in your prospectus:

  •
  the seller purchased in the ordinary course of business and
  •
  at the time of the purchase of the securities to be resold the seller had no agreements or understandings, directly or indirectly, with any person to distribute the securities.

        The Company respectfully submits that resale of securities by the selling shareholders is not an indirect primary offering. Each of the Greenhill Funds acquired an aggregate of 4,761,905 Series A convertible preferred shares (that will automatically convert into 4,761,905 common shares upon the completion of the offering) and warrants to purchase an aggregate of 625,000 common shares of the Company in October 2001 at an aggregate purchase price of approximately $25 million in a transaction exempt from registration pursuant to Section 4(2) or Regulation D under the Securities Act of 1933, as amended, and have held the shares since such time, except for granting an option to Robert O. Carr to purchase up to an aggregate of 625,000 shares from the Greenhill Funds at any time on or before July 31, 2006 at a purchase price of $12.50 per share. On September 28, 2004, the Company redeemed all of the warrants to purchase an aggregate of 625,000 common shares of the Company owned by the Greenhill Funds. As of December 31, 2004, the shares owned by the Greenhill Funds represented approximately 31.0% of the Company's outstanding common stock. The Greenhill Funds are merchant banking funds that generally make substantial investments with an investment horizon of three to five years. The shares of the Company were acquired by the Greenhill Funds in the ordinary course of their business and at the time the shares were purchased, the Greenhill Funds had no agreements or understandings, directly or indirectly, with the Company or any of its affiliates or any person acting on behalf of the Company or any of its affiliates to distribute the shares. The Greenhill Funds are affiliated with Greenhill & Co., LLC, a wholly-owned subsidiary of Greenhill & Co., Inc. and a registered broker-dealer. However, the shares owned by the Greenhill Funds were acquired directly by the Greenhill Funds, not from or through Greenhill & Co., LLC. Greenhill & Co., LLC provides financial advisory services but does not have any underwriting business or other securities trading operations.

        In response to the Staff's comment, the Company has added disclosure to the Registration Statement to the effect that (1) the Greenhill Funds purchased the securities in the ordinary course of business, and (2) at the time the securities were purchased, the Greenhill Funds had no agreements or understandings, directly or indirectly, with the Company or any of its affiliates or any person acting on behalf of the Company or any of its affiliates to distribute the securities. Please refer to page 71 of the prospectus.

Description of Capital Stock, page 77

100.
On the top of page 80, please revise to describe the "certain" information that is required to be in the notice.

        The requested revision has been made to page 75 of the prospectus.

101.
Please revise to describe the voting rights agreement.

        The requested revision has been made to page 73 of the prospectus.

Underwriting, page 83

102.
We note from page 85 that your underwriters have performed and may in the future perform investment banking and advisory services for you. Please identify which ones and describe those services. See Item 508(a) of Reg. S-K. In addition, please describe your material relationship with KeyBank, which appears to be affiliated with KeyBanc Capital Market.

        The Company has made the requested disclosure on page 80 of the prospectus.

103.
We note that the underwriter has reserved shares for sale directly to your directors, employees and other persons. Supplementally, describe the mechanics of how and when these shares are offered and sold to investors in this directed share program. For example, tell us how you will determine the prospective recipients and number of reserved shares. Tell us how and when you and the underwriters notified the directed share investors, including the types of communication used. Disclose whether the underwriters or the company are using electronic communications or procedures, such as e-mail. Provide us with any materials given to potential purchasers.

  Discuss the procedures these investors must follow in order to purchase the offered securities, including how and when the underwriter or the company receives communications or funds. In this regard describe the process for confirmation and settlement of sales to directed share purchasers. Are directed share purchasers required to establish accounts before the effective time, and if so, what if any funds are put in newly established brokerage accounts before the effective date? What relationship, if any, do any funds deposited into new accounts have to the expected price for the shares being allocated to the directed share purchaser? How do the procedures for the directed share program differ from the procedures for the general offering to the public?

        Citigroup Global Markets Inc. will be administering the directed share program. The materials that we are providing to the Staff as Appendix 8 to this letter represent Citigroup Global Markets Inc.'s form of directed share program materials that have previously been reviewed by Kristina S. Wyatt of the Staff.

        Please note that senior executives of the Company are preparing a list of directors, officers and employees whom the Company would like to invite to participate in a directed share program.

        Representatives of the Company and the underwriters have agreed to reserve for the directed share program up to 5% of the amount of common shares to be sold in the proposed offering at the initial public offering price. The Company and Citigroup Global Markets Inc. believe that this amount represents an amount which is (1) sufficient to allow the Company to make available a limited number of shares to such individuals and (2) customary in transactions of this type. Although the Company has not determined the final number of persons it would like to invite to participate in the directed share program, the Company currently expects to invite all of its officers, directors and employees, and certain of their friends and family members, and certain of its clients and vendors. As of December 31, 2004, the Company had a total of 1,299 employees. The Company intends to distribute the directed share program materials to potential purchasers once the preliminary prospectus is printed.

        The directed share program materials will include a Lock-Up Agreement requiring each purchaser in the directed share program to agree that for a period of 180 days from the date of the prospectus, such purchaser will not, without prior written consent of Citigroup Global Markets Inc., dispose of or hedge any shares of its common stock purchased in the directed share program. Each purchaser will be required to sign the Lock-Up Agreement and submit it to Citigroup Global Markets Inc. The purchasers in the directed share program will be subject to the same form of Lock-Up Agreement as the Company's officers, directors and major shareholders. However, the Lock-Up Agreement for the directed share participants will also contain the additional following language:

    "The undersigned understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. The undersigned further understands that his or her Lock-Up Agreement does not constitute an obligation on the part of the undersigned to purchase any shares of Common Stock or any agreement by the Underwriters to sell any Securities to the undersigned."

        The form of the 180-day lock-up agreement to be executed by the officers, directors and major shareholders will be submitted as an exhibit to the Company's form of Underwriting Agreement, which will be filed by amendment to Company's Registration Statement as Exhibit 1.1.

        The Company and Citigroup Global Markets Inc. will work together to operate the directed share program. The Company will allocate shares to investors, and Citigroup Global Markets Inc. will handle the mechanics of distributing the shares. Citigroup Global Markets Inc. and the Company will employ the following procedures in making the offering under the directed share program:

  •
  The Company will deliver by first class mail or by Federal Express or other reputable overnight courier the directed share materials to potential purchasers once the preliminary prospectus is printed.

  •
  If the potential investor has an interest in purchasing shares in the proposed offering, he or she must complete and mail, fax or deliver (a registered representative of Citigroup Global Markets Inc. will be at the Company's executive offices on specified dates to accept such delivery) the Indication of Interest ("IOI") Form, the IPO Questionnaire (which requests from participants who are not employees of the Company information needed to comply with the Voluntary Initiative and NASD Rule 2790), the New Account Information Form (if the person does not already have an account with Citigroup Global Markets Inc.), the Form W-9 and the Lock-Up Agreement so that they are received by Citigroup Global Markets Inc. on a specified date.

  •
  When the offering is priced, the Company will determine the final allocation of shares among those persons who submitted timely and proper indications of interest in participating in the directed share program. Citigroup Global Markets Inc. will then call each such person to confirm certain pertinent information, including the purchase price, the number of shares allocated to such person, the person's continued desire to participate in the directed share program, the number of shares within the allocated amount, if any, they intend to purchase and the person's account number.

  •
  Citigroup Global Markets Inc. will send each person who, when the offering was priced, confirmed his or her intention to purchase, a copy of the final prospectus and a written confirmation of the offer and sale.

  •
  Full payment of the purchase price for the shares bought in the initial public offering through the directed share program must be received by Citigroup Global Markets Inc. by the settlement date, which will be three or four days after the pricing date in accordance with Rule 15c6-1 under the Securities Exchange Act of 1934. If Citigroup Global Markets Inc. does not receive the potential purchaser's payment by the settlement date then Citigroup will notify the Company of the same and Citigroup will then sell such shares into the open market.

  •
  The Company also intends to allow participants based in the United States to participate through a website maintained by Citigroup Global Markets Inc. The website is designed with specific encryption to make available to invited participants electronic versions of the preliminary prospectus and, the IPO Questionnaire, the New Account Information Form, the Form W-9 and the Lock-Up Agreement. Participants may also use the website to complete the IPO Questionnaire, to place an IOI and to confirm whether they want to purchase any of the shares that the Company may allocate to those participants who previously submitted an IOI by the IOI deadline.

        The Company and Citigroup Global Markets Inc. currently are in the process of finalizing written materials to be provided to persons from whom expressions of interest in the proposed offering will be sought. The directed share program materials that the Company intends to deliver by first class mail or by Federal Express or other reputable overnight courier to potential purchasers will include:

  •
  a cover letter to potential purchasers from Citigroup Global Markets Inc., the administrative agent;

  •
  a General Information and Procedural Memorandum to potential purchasers, providing instructions and frequently asked questions and answers;

  •
  an Indication of Interest Form to be completed by potential purchasers to indicate any interest they may have in purchasing shares in the proposed initial public offering, including the number of shares they may have an interest in purchasing;

  •
  an IPO Questionnaire to be completed, signed and returned to Citigroup Global Markets Inc. by the potential purchaser, which will be used to help Citigroup Global Markets Inc. determine whether, under NASD rules, the potential purchaser is eligible to participate in the directed share program;

  •
  a New Account Form to be completed by the potential purchaser in order to allow Citigroup Global Markets Inc. to open an account for the potential purchaser (a potential purchaser must have a Citigroup Global Markets Inc. account in order to participate in the directed share program);

  •
  a Form W-9 to be completed, signed and returned to Citigroup Global Markets Inc. by the potential purchaser. The Internal Revenue Service requires this form to be completed in order for the potential purchaser to provide Citigroup Global Markets Inc. with the potential purchaser's taxpayer identification and certification;

  •
  a Lock-Up Agreement as described above; and

  •
  a copy of the preliminary prospectus.

        A form of each of these documents, other than the Lock-Up Agreement and the preliminary prospectus, is provided as Exhibit 2 to this letter.

        The Company supplementally advises the Staff that, in connection with the directed share program, no offers were made prior to the filing of the Registration Statement with the Staff, offers will be made only with a preliminary prospectus and no funds have been or will be committed or paid prior to the effectiveness of the Registration Statement.

        As described in the directed share program materials attached to this letter, the Company and Citigroup Global Markets Inc. will assure that this directed share program offer is consistent with Section 5 of the Securities Act and Rule 134 by:

  •
  Ensuring that each of the documents (other than the preliminary prospectus) delivered to the persons invited to participate in the directed share program will contain language that is permitted by Rule 134.

  •
  Requiring each directed share program participant to acknowledge, by signing the Indication of Interest form, that no offer to buy any of the shares in the proposed offering can be accepted and no part of the purchase price can be received by Citigroup Global Markets Inc. until the registration statement covering the proposed offering has been declared effective by the Commission and that any such offer may be withdrawn or revoked, without obligation or commitment, at any time prior to the prospective purchaser's confirmation of his or her intention to purchase shares is given after the effective date of the registration statement.

  •
  Providing that a potential purchaser's submission of a completed Indication of Interest form involves no obligation or commitment of any kind, and by completing the Indication of Interest form, the person is not binding himself or herself to purchase any shares.

  •
  If the potential purchaser confirms his or her intention to purchase, the underwriter will send the purchaser a copy of the final prospectus that meets the requirements of Section 10 of the Securities Act, which will contain the price of the offering and other information not included in the preliminary prospectus, and a written confirmation of the sale with respect to the shares.

104.
We note your discussion regarding marketing of this offering online on page 85. Please identify any members of the underwriting syndicate that will make copies of the preliminary prospectus available over the internet or will engage in the electronic offer, sale or distribution of the shares. Supplementally confirm that their procedures for electronic postings or links to the prospectus or for electronic distributions have been reviewed and cleared by the Division's Office of Chief Counsel, and that the procedures have not changed since such clearance. If you become aware of any additional members of the underwriting syndicate that may engage in electronic offers, sales, or distributions after you respond to this comment, please promptly supplement your response to identify those members. We may have further comment.

        Citigroup Global Markets Inc. intends to use the i-Deal Prospectus Delivery System ("i-Deal") as a complementary distribution method to deliver preliminary prospectus materials to U.S. institutional clients for this offering. Citigroup Global Markets Inc. intends to use this system to complement its process for hard copy delivery of preliminary prospectus information only. Citigroup Global Markets Inc. does not intend to distribute the final prospectus or confirmations through i-Deal or by any other electronic means. The final prospectus and related confirmations will be delivered in hard copy through existing processes.

        More specifically, Citigroup Global Markets Inc. currently intends on using i-Deal solely for the distribution to U.S. institutional clients of (i) the preliminary prospectus, (ii) any preliminary prospectus distributed in connection with any required recirculation, and (iii) any supplement or sticker to a preliminary prospectus. Citigroup Global Markets Inc. does not intend to use i-Deal for distribution of (i) any prospectus included in any pre-effective amendment that is not otherwise (1) subject to a recirculation or (2) distributed as a supplement/sticker to any preliminary prospectus, and (ii) any final prospectus or any supplement/sticker thereto.

        Citigroup Global Markets Inc.'s use of the i-Deal system in the manner described above was approved by Ms. Kristina Wyatt, Special Counsel in the Office of Chief Counsel of the Staff, in connection with the initial public offering by Great Wolf Resorts, Inc. (Registration Number 333-118148) on December 14, 2004.

        In addition, Citigroup Global Markets Inc. may send PDFs of the prospectus only to certain potential institutional investors that have received or that will receive hard copies of the preliminary prospectus.

        Citigroup Global Markets Inc. has advised the Company that none of the agreements Citigroup Global Markets Inc. has with the other underwriters contractually limits the ability of those underwriters to make an Internet posting. Citigroup Global Markets Inc. has also advised the Company that it does not know which, if any, members of the syndicate may place a prospectus online or how they might choose to do so. The representatives currently know only who may be invited to join the syndicate and will not know the final composition of the syndicate or the allocation of shares until after the registration statement is declared effective.

        Consistent with this procedure, the following language has been included in the "Underwriting" section of the prospectus: "A prospectus in electronic format may be made available by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders."

        The Company has been advised by Citigroup Global Markets Inc., the lead manager, that each member of the syndicate of this offering will be an established firm, a registered broker-dealer and an NASD member. However, due to the nature of the syndicate process, the final syndicate list and allocations of shares will not be made until the day of pricing. Shortly after the registration statement is declared effective, pricing information is determined and communicated to those firms that have expressed an interest in becoming syndicate members. After a relatively short period, in which these invitees may choose to decline to participate in the syndicate based on the negotiated terms, the final syndicate is established and allocations of shares are made. Prior to that time, Citigroup Global Markets Inc. knows only who has been invited to join the syndicate, but not the final composition of the syndicate or the allocation of the shares. Therefore, Citigroup Global Markets Inc. does not have an opportunity to make inquiry of the individual firms that will ultimately comprise the syndicate until after the relevance of their plans, if any, for Internet distribution have been mooted by the declaration of effectiveness of the registration statement.

        To address the Staff's concerns, Citigroup Global Markets Inc. will include in a communication to the syndicate the following:

  "The Securities and Exchange Commission has asked us to inform you that you may not make an online distribution of shares of Heartland Payment Systems common stock unless you are following procedures for online distributions previously cleared with the Securities and Exchange Commission. By accepting an allocation from us, you will be deemed to be representing to us that either (i) you are not making an online distribution or (ii) you are following procedures for online distributions previously cleared with the Securities and Exchange Commission."

        Given the responsibility of each broker/dealer to comply with all applicable Commission and NASD rules, including the Commission's releases and no-action letters on Internet distributions, and given the representations that will be received by Citigroup Global Markets Inc. that syndicate members will so comply, there would not appear to be a regulatory need for Citigroup Global Markets Inc. to be responsible for the Internet activities of other syndicate members. Lead managers have not traditionally been viewed as responsible for the paper delivery activities of their syndicate members, and thus by analogy, it would seem unnecessary and inappropriate for Citigroup Global Markets Inc. to attempt to regulate their online distribution activities.

105.
Tell us whether you or the underwriters have any arrangements with a third party to host or access your preliminary prospectus on the Internet. If so, identify the party and the web site, describe the material terms of your agreement and provide us with a copy of any written agreement. Also, provide us with copies of all information concerning your company or prospectus that has appeared on their web site. If you subsequently enter into any such arrangements, promptly supplement your response. We may have further comment.

        In response to the Staff's comment, we supplementally advise the Staff that neither the Company nor any of the underwriters have any arrangements with a third-party to host or access the preliminary prospectus on the Internet, other than (i) as described in the response to Comment 104 regarding Citigroup Global Markets Inc.'s use of i-Deal, and (ii) in connection with plans to conduct an Internet roadshow through Net Roadshow, Inc. (www.netroadshow.com). While Citigroup Global Markets Inc. has contracted with Net Roadshow, Inc. to conduct an Internet roadshow, the purpose of such contract is not specifically to host or access the preliminary prospectus. The primary purpose of the Internet roadshow is to provide access to the roadshow to institutional customers who cannot, or elect not to, attend roadshow meetings in person. As part of the electronic roadshow process, an electronic version of the preliminary prospectus (identical to the copy filed with the Commission and distributed to live attendees) is required to, and will, be made available on the web site. In its agreement with Citigroup Global Markets Inc., Net Roadshow, Inc. agrees to conduct Internet roadshows in accordance with the Net Roadshow, Inc. no-action letter, received from the Commission on September 8, 1997, and subsequent no-action letters from the Commission with respect to virtual roadshows. Citigroup Global Markets Inc. has previously provided to the Staff copies of its agreement with Net Roadshow, Inc.

106.
We note the discussion on page 84 regarding the United Kingdom and The Netherlands. Please supplementally tell us whether this public offering is part of a global offering and revise your disclosure as appropriate.

        The Company supplementally advises the Staff that this public offering is part of a global offering; however, the predominant market for the Company's shares is expected to be the United States. The Company and the underwriters respectfully submit that the existing disclosure is typical for such an offering and, therefore, that no revisions are appropriate at this time.

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm, page F-2

107.
Please revise to indicate the city and state where the report was issued as required by Rule 2-02(a) of Regulation S-X.

        The report has been revised.

108.
We note that the consent included at Exhibit 23.1 refers to an auditors' report dated August 6, 2004. Please revise to clarify the inconsistency between the two dates.

        The requested revision has been made.

Consolidated Balance Sheets, page F-3

109.
Please revise to present a classified balance sheet as required by Rule 5-02 of Regulation S-X.

        The Company believes that an unclassified balance sheet would be a more meaningful presentation to the investors as the Company's assets and liabilities are predominantly short-term in nature and an unclassified balance sheet presents assets and liabilities in order of liquidity. The Company believes that an unclassified balance sheet is an industry recognized presentation for payment processing companies. Examples of SEC registrants in the industry that present an unclassified balance sheet include, among others, First Data Corporation, American Express Company and Wright Express Corporation.

        The decision on classified versus unclassified rests in the Company's view on the difficulty and relevance of making the distinction. For many of our assets and liabilities, the distinction is not difficult, but the relevance is limited. For the accrued buyout liability, which represented approximately 20% of the balance sheet at December 31, 2004, the Company believes that the distinction between short and long-term will be arbitrary, and potentially misleading.

110.
Please separately disclose amounts due for interchange fees advanced by KeyBank on the face of the balance sheet as required by Rule 5-02.19. In addition, please disclose the terms of the advances and the weighted average interest rates in the notes.

        The Company has separately disclosed the amounts advanced by KeyBank on the face of the balance sheet and the terms on page F-3 of the prospectus.

        111. Please revise to present a pro forma balance sheet giving effect to the conversion of preferred stock prior to the IPO.

        The August 2004 amendment to the terms of the preferred stock resulted in its reclassification into stockholders' equity in the December 31, 2004 balance sheet. The shares issuable upon their conversion are included in basic and diluted earning per share.

Consolidated Statements of Operations, page F-4

112.
Please revise your presentation to clarify whether or not depreciation and amortization are a component of cost of services. Refer to SAB Topic 11.B. Please provide similar clarification as it relates to accrued commission and buyout liability expense.

        The Company respectfully notes that it views itself as a finance company, and the cost of services presentation is not consistent with the presentation of a financial services entity. If the Staff concludes that a classified balance sheet is more appropriate, the Company will revise this presentation as requested.

113.
Please revise your presentation to present interest income and interest expense separately as required by Rule 5-03 of Regulation S-X.

        The requested revision has been made to page F-4 of the prospectus.

Consolidated Statements of Changes in Stockholders' Deficit, page F-5

114.
Please revise to present the components of comprehensive income for each period as required by paragraph 22 of SFAS 130. Refer to paragraph 23 and Appendix B of SFAS 130 for examples of alternative in which you can display comprehensive income and its components.

        The requested revision has been made to page F-4 of the prospectus.

Notes to Consolidated Financial Statements

Note 2—Summary of Significant Accounting Policies, page F-8

Capitalized Signing Bonus, page F-8

115.
Please revise your disclosure to clarify whether a portion of the signing bonus is refundable to the Company if a merchant terminates his contract within the three-year term, If so, please justify your policy of amortizing the acquisition cost over the three—year contract period.

        The Company has revised the disclosure to clarify that if the merchant terminates within the first year of the contract, between half and 100% of the signing bonus is recovered from the relevant sales person, and the amortization on that contract is reversed. The Company believes that since the majority of its merchants remain with it for at least the initial 3-year term of the contract, and consistent with FASB Technical Bulletin No. 90-1, the acquisition costs are appropriately capitalized and amortized over the shorter of the expected life or the initial contract term, which is 3 years.

Stock Options, page F-10

116.
We do not understand how you concluded that stock options granted during 2002 and 2003 have a fair value of zero. Please supplementally advise us how you applied the Black-Scholes model.

        As presented in the revised disclosure on page 25 of the prospectus, the critical assumptions that resulted in a Black-Scholes model value of zero are its employment of a 0% volatility factor, combined with the Company's view that the fair market value of its stock on the various grant dates was no less than 15% below the exercise price on the options granted, and in most cases over 20% below. With those assumptions, the formula result is zero.

New Accounting Pronouncements, page F-10

117.
In light of your disclosure on page F-14 that you have adopted FIN 45 in accounting for guarantees, please clarify how you how adopted the standard and why it did not impact your financial statements.

        The Company adopted FIN 45 by assessing the contingent and noncontingent aspects of its obligations in processing bank card transactions. The Company has historically recorded a liability for what it believed was its existing obligation to satisfy losses for the period in which chargebacks are likely to occur for transactions processed. The Company has always used historical information to estimate currently existing contingent obligations inclusive of those exposures which may not have been specifically identified, given any required refinements for unique merchant, customer, industry or economic exposures. For instance, if the Company identifies specific account or merchant types where chargebacks are occurring or have occurred, those will be specifically identified. The Company has also included any additional accrual for similar types of exposures which it believes may have a high risk of chargeback. The Company does not believe the application of FIN 45 changed its procedures or application of the accounting for this portion of the liability.

        The much more difficult portion to attempt to quantify is the "readiness to stand by" to perform. The Company has not been able to identify any sources of information that would provide or directly quantify "coverage" for the performance aspect for absorbing the specific credit exposures the Company has. The Company has not been able to create an adequate model (Monte Carlo simulation or probability weighted approach) to estimate what the readiness to stand by would approximate. The most reasonable proxy the Company could develop was an anecdotal estimate of a premium a potential insurer or bank (in the form of a letter of credit) would charge with adequate information and understanding of the underlying risk to absorb the risk of nonperformance. Finally, the Company considered the role that our sponsor bank plays in potentially standing in for the Company in satisfying its Visa and MasterCard obligations, which further reduces the "readiness to stand by" obligation. The Company believes that the exposure is improbable, the potential amount is indeterminable, and any imputed amount, as described above, is immaterial, as disclosed in the financial statements.

Note 3—Receivables, page F-11

118.
Please separately disclose any allowance for uncollectible accounts (other than loss reserves for chargebacks) on the face of the balance sheet or in the notes as required by Rule 5-02.4 of Regulation S-X.

        The Company has separately disclosed its allowance for uncollectable accounts in Note 3 to its financial statements.

Note 8—Merchant Deposits and Loss Reserves, page F-14

119.
Please supplementally advise us how you applied paragraph 9(b) and 10 of FIN 45 in determining the fair value of your guarantees. In addition, please advise us why you are including these amounts in "cost of services" instead of netted against revenues. Refer to paragraph 11(b) of FIN 45.

        The Company supplementally advises the Staff that it does not believe the impact of an alternate presentation (allocating in accordance with paragraph 11b) to materially impact the presentation of the income statement. While the Company has provided a service, it does not believe it has sold a product or asset as mentioned in paragraph 11b, which would typically result in an adjustment to recorded gain on sale (which it does not have). In applying FIN 45, the Company believes it was appropriate to default to paragraph 11e and include the guaranty as an expense, even though the incurrence of this liability was not on a standalone basis. The Company has not included this exposure for the losses (both the contingent and noncontingent portions) as a cost of service as it believes it is more appropriate to present this cost with the remaining direct costs of performing its services.

Note 10—Convertible Preferred Stock and Warrants, page F-16

120.
Please supplementally advise us and revise your disclosure to clarify what terms of the Certificate of Designations for the Convertible Preferred and Shareholders' Agreement have changed for you to stop accreting the preferred stock to the redemption value. Are the shares no longer redeemable under EITF D-98? If redemption is no longer outside the control of the issuer, please tell us why they are still classified in temporary equity.

        The Company supplementally advises the Staff that in December 2002, the non-contingent redemption provision was removed, leaving a contingent put that allows the preferred holders to put their shares if they deem a liquidation event, which may occur if there is a sale of all or substantially all of the Company's assets or a transaction(s) occurs that results in a change in majority voting power of the Company. The terms of redemption are that the Company must either:

  (a)
  pay cash equal to the liquidation value, which is the greater of:

  (i)
  two times the accreted value (accreted value is $5.25 plus any declared but unpaid dividends) and

  (ii)
  the amount that would have been payable on a number of common shares equal to the number of shares of common that the preferred was convertible into immediately prior to such date after giving effect to all adjustments to the conversion price or

  (b)
  issue replacement preferred shares with new terms.

        Further, the preferred stockholders obtain control of the Company at October 1, 2006. The preferred is classified in mezzanine debt through 2003 due to the fact that after October 1, 2006, the Company will no longer control whether the events occur that give rise to the ability of the preferred to deem a liquidation and would not then control the form or settlement. However, in August 2004, the terms of the preferred stock were amended to eliminate these rights.

        At the time that the terms are changed and the host contract is considered an equity host, accretion to the redemption amount is no longer appropriate given that the put feature is only exercisable if certain events occur and therefore redemption is uncertain. If it became probable that the shares would be redeemed, accretion would then be appropriate. This is based on the January 1991 AICPA Conference on Current SEC Developments, where the SEC staff stated that if the redemption of a security is based on an uncertain event, the initial amount recorded for the securities does not have to be adjusted until redemption is deemed probable. At that time, the security should be adjusted to the full redemption amount. The payment of the liquidation preference will only occur if the preferred stock is redeemed by exercising the contingent put associated with a liquidation event. The exercise of the put at 2002 is uncertain; therefore, the payment of the liquidation preference is uncertain as it is based on an uncertain liquidation event.

121.
Please explain to us why you have only adjusted the mandatory redeemable warrants to fair value in 2003 instead of each period since the issuance date. Based upon your disclosure on page F-19, we note that the fair value of your stock has increased since 2001.

        The requested revision has been made to Note 10 on page F-15 of the prospectus.

122.
Considering that the mandatory redeemable warrants are classified as a liability, please supplementally advise us why you recorded the fair value adjustments directly to retained earnings and APIC instead of current earnings. Refer to paragraphs 9 and 39 of EITF 00-19.

        The fair value adjustments have been recorded in earnings to compute the net income attributable to common stock.

Note 11—Income Taxes, page F-17

123.
Please supplementally advise us how you overcame the strong negative evidence of cumulative losses in recent years in determining that a valuation allowance was not necessary. Please identify all negative and positive evidence you evaluated in your response. Refer to paragraphs 21 through 25 of SFAS 109. If you are giving the most weight to forecasted future taxable income, please supplementally demonstrate your ability to accurately forecast taxable income in prior years. Finally, please tell us if changes in your employment agreement could generate uncertainties in forecasting future results.

        Please see Appendix 3 attached hereto for a supplemental explanation of how the Company overcame the strong evidence of cumulative losses in recent years in determining that a valuation allowance was not necessary. The Company has requested confidential treatment of such memo. The Company respectfully advises the Staff that it has not until recently attempted to forecast taxable income, as its NOLs and limited taxable income until 2003 did not warrant the process. Further, given the restatement, historical forecasts of book income do not match the results reported at present. However, using the same (prior) accounting methodology, at the end of 2001, in its budget process, the Company forecasted 2002 and 2003 earnings before taxes of $4.8 million and $14.0 million, and the results before the accounting changes were $3.6 million and $8.8 million. Given the stresses on the economy, and the changes in the Company, the Company believes that this gives solid support to its ability to forecast its results, especially given the substantial amount of room it has in its calculations noted above.

        In answer to the final point, the Company does not believe that changes in the employment agreement will generate uncertainties in forecasting future results.

124.
Please revise to disclose the amounts and expiration dates of any net operating loss carryforwards for both federal and state taxes. Refer to paragraph 48 of SFAS 109.

        The Company has revised Note 11 on page F-16 to include the requested disclosure for federal taxes; as of December 31, 2004 all federal and state net operating loss carryforwards have been used.

Note 12—Other Revenue, net, page F-18

125.
Please provide your basis for accounting for service fees, net of processing costs. Cite relevant accounting literature as appropriate.

        The Company respectfully advises the Staff that given the limited support it found in the accounting literature, it has changed its presentation to record the service fees gross of processing costs in other income, net, and to record the associated processing costs in other cost of services on page F-4 of the prospectus.

Note 13—Stock Incentive Plan, page F-19

126.
We note that all stock options were granted with an exercise price equal to the fair market value of the stock on the grant date. Please revise to disclose how you determined fair value for each grant within the most recent twelve months. Please summarize the methodology and assumptions used in your disclosure. We may have further comments upon review of your response and once you have disclosed the anticipated price range for your offering.

        As noted previously, the exercise prices of options granted were higher than the fair market value of the Company's stock on the grant dates. Note 12 has been revised.

Note 19—Welsch Asset Purchase, page F-22

127.
Please revise your disclosure to provide a condensed balance sheet disclosing the amount assigned to all assets and liabilities. In addition, please disclose your methodology for allocating the purchase price and identify any intangible assets acquired such as customer contracts. Refer to paragraphs 51 and 52 of SFAS 141 for required disclosures and paragraphs A14 through A28 for examples of identifiable intangible assets.

        The Company has revised the disclosure in Note 17 to the financial statements.

128.
Please supplementally explain to us why the fair value of your Common Stock determined by the board of directors for the purposes of this transaction is significantly less than the amounts disclosed on page F-19 for the same periods.

        The fair values recorded here in 2002 and 2003 represent the result of the fair value model cited in the Critical Accounting Policies section of the MD&A. As noted previously, the Company has consistently issued options at prices that its Board of Directors felt were in excess of then-fair market value.

129.
Please disclose any non-cash items related to this transaction in your supplemental disclosures of non-cash investing activities required by paragraph 32 of SFAS 95.

        The requested disclosure has been made to Note 17 to the financial statements, as well as in the supplemental schedule of non-cash activities in the Consolidated Statement of Cash Flows.

Note 20—Segments, page F-23

130.
Please revise your disclosure to separately present all non-attributable expenses and intersegment eliminations. Including them in the Card segment prevents the reader of evaluating the performance of that segment on a stand-alone basis. Refer to paragraph 21 of SFAS 131.

        The requested disclosure has been made to Note 18 to the financial statements.

Note 21—Earnings Per Share, page F-25

131.
Please revise your disclosure to calculate earnings per share using the two-class method for all periods. For periods in which you have a loss, please clarify if participating convertible preferred stockholders have the obligation to share in the losses of the entity. Refer to EITF 03-6.

        The Company respectfully advises the Staff that as the convertible preferred stock participates in any dividends in exactly the same way as the common stock, it believes that the two-class method of calculating earnings per share is not appropriate. In addition, the Company respectfully notes that paragraph 61 of FAS 128 requires the two-class method only when the applicable securities are not convertible into common stock.

132.
Please supplementally advise us of any past experience or stated policy to support excluding the 1,000,000 shares from the denominator for purposes of calculating diluted earnings per share for each period. If such support does not exist, please revise your disclosure to include those shares in the denominator. Refer to paragraph 29 of SFAS 128 and EITF D-72.

        The Company supplementally advises the Staff that the 1,000,000 shares represented by the warrants were excluded from the denominator of diluted EPS because, pursuant to paragraph 29 of SFAS 128:

  •
  The Company controls the settlement method, by virtue of its call option on the warrants;

  •
  Management intended at all times to redeem the warrants, and in fact redeemed them on September 28, 2004;

  •
  The Company's only settlement history is its redemption for cash of outstanding warrants in January 2004; and

  •
  Management has demonstrated the ability to redeem the warrants for cash, and did not add to its borrowings from KeyBank to do so.

133.
Please present on the face of the income statement pro forma earnings per share data for the most recent year and subsequent interim period to give effect to the number of shares in the offering whose proceeds is necessary to redeem the warrants to purchase 1,000,000 shares of your common stock and the stock split that will occur immediately prior to your offering.

        The Company respectfully advises the Staff that as demonstrated by the cash redemption on September 28, 2004, no proceeds of the offering will be used to redeem the warrants. The stock split that will occur immediately prior to the offering will be reflected on a pro forma basis.

Information Not Required in Prospectus

Recent Sales of Unregistered Securities, page II-2

134.
Please add to your discussion issuances related to the Welsch asset purchase described in Note 19 on page F-22.

        A discussion of the issuances related to the Welsch asset purchase has been added on page II-2.

135.
For each sale listed, please identify the exemption upon which you are relying and briefly describe the facts relied upon to make the exemption available. Refer to Item 701(d) of Regulation S-K. We note that you have listed the exemptions together in the last paragraph. With respect to your issuance of stock options, please describe the recipient classes, such as whether they are current or former officers, directors, employees, consultants, advisors.

        The Company has identified the exemption upon which it relied for the sales listed on page II-2.

Exhibits and Financial Statement Schedules, page II-3

136.
Please attach as an exhibit the June 2004 Credit Card Software Systems merger agreement.

        The June 2004 Credit Card Software Systems merger agreement has been attached as Exhibit 2.5 to Amendment No. 1.

137.
Supplementally provide the staff with a copy of the opinion regarding the validity of the securities, or file the opinion in your next amendment. We must review the opinion before the registration statement is declared effective and we may have additional comments on the opinion. Furthermore, please file as an exhibit to your next amendment the non-compete and confidentiality agreement you entered into with certain of your senior managers.

        A copy of the opinion regarding the validity of the securities is attached hereto as Appendix 9.

        If you have any further questions or need any further information regarding this filing, please contact the undersigned at (212) 415-9215 or Kevin T. Collins at (212) 415-9310.

                        Sincerely,

                        Nanci I. Prado